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                                                                       EXHIBIT A
                                                                       ---------

                            AGREEMENT OF JOINT FILING
                            -------------------------

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13D, and any amendments thereto, with respect to the Common Stock, par value $0.001 per share, of Odimo Incorporated, and that this Agreement be included as an Exhibit to such filing.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

         IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of February 24, 2005.

                                        SB CAPITAL MANAGERS LLC
                                        By:  SOFTBANK Inc.,
                                             Administrative Member

                                        By: /s/ Steven J. Murray
                                           -------------------------------------
                                           Name:   Steven J. Murray
                                           Title:  Administrative Member
                                                   Representative



                                        SOFTBANK CAPITAL PARTNERS LLC
                                        By:  SOFTBANK Inc.,
                                             Administrative Member

                                        By: /s/ Steven J. Murray
                                           -------------------------------------
                                           Name:   Steven J. Murray
                                           Title:  Administrative Member
                                                   Representative

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                                        SOFTBANK CAPITAL PARTNERS LP
                                        By:  SOFTBANK Capital Partners LLC,
                                             General Partner

                                        By: /s/ Steven J. Murray
                                           -------------------------------------
                                           Name:   Steven J. Murray
                                           Title:  Administrative Member
                                                   Representative



                                        SOFTBANK CAPITAL LP
                                        By:  SOFTBANK Capital Partners LLC,
                                             its General Partner

                                        By: /s/ Steven J. Murray
                                           -------------------------------------
                                           Name:   Steven J. Murray
                                           Title:  Administrative Member
                                                   Representative